UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                         CURRENT REPORT

                            FORM 8-K
   Pursuant to Section 13 or 15(d) of the Securities Exchange
                          Act of 1934


Date of Report (Date of earliest event reported): February 16,
2005


                    IGENE BIOTECHNOLOGY, INC.
     ______________________________________________________

     (Exact name of registrant as specified in its charter)


      MARYLAND               0-15888              52-1230461
_____________________    ________________    ___________________
(State or other            (Commission          (IRS Employer
 jurisdiction of            File Number)     Identification No.)
 incorporation)


          9110 Red Branch Road
              Columbia, MD                       21045-2024
  ________________________________________     ______________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:
(410) 997-2599

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__  Written  communication  pursuant  to  Rule  425   under   the
    Securities Act (17 CFR 230.425)
__ Solicitating material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a.12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

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        Section 4 - Matters  Related  to  Accountants
                  and Financial Statements


Item 4.01.  Changes in Registrant's Certifying Accountant

(a)  Termination of previous independent accountants.

     As of February 15, 2005, the Registrant dismissed its independent accountant, Stegman & Company ("Stegman"), due to the Registrant's increased international audit requirements brought about by the Registrant's 50% participation in a joint venture with Tate & Lyle PLC (Tate & Lyle), which joint venture produces AstaXin(R) for the aquaculture industry at Tate & Lyle's Selby, England facility. The decision to dismiss Stegman was recommended by the Board of Directors of the Registrant during a meeting held on February 8, 2005. The audit reports issued by Stegman on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2003, December 31, 2002 and prior, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified, as to uncertainty, audit scope or accounting principles, except as follows:

          Stegman's  reports,   contain  explanatory
          paragraphs. The paragraph  states that the
          Company has suffered recurring losses from
          operations  since  inception  and  has   a
          working  capital  deficiency  that  raises
          substantial  doubt about  its  ability  to
          continue  as   a  going   concern.     The
          consolidated financial statements do not include any adjustments that might result from the outcome of that uncertainty.

     During these periods, there have been no disagreements between the Registrant and Stegman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter thereof in its report on the Registrant's consolidated financial statements for such periods.

     A letter from Stegman addressed to the Securities & Exchange
Commission   ("SEC")  stating  that  Stegman  agrees   with   the
statements contained herein has been filed as an exhibit to this report.

(b)  Engagement of new independent accountants.

     The Registrant has appointed Berenson and Company ("Berenson") as its new independent public accountants effective as of February 14, 2005. The selection of Berenson was approved by the Audit Committee of the Board of Directors of the Registrant on February 8, 2005.

          Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

     EX-16.    Letter of Agreement from Stegman & Company

                             Page 2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         IGENE Biotechnology, Inc.
                         (Registrant)


                         By: /s/ STEPHEN F. HIU
                         _______________________
                         Name:   STEPHEN F. HIU
                         Title:  President


Dated:  February 16, 2005

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